Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of HEI, Inc. (the “Company”) for the fiscal year ended September 1, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark B. Thomas, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Mark B. Thomas
Mark B. Thomas
Chief Executive Officer and Chief Financial Officer

Date: December 28, 2007

•	A signed original of this written statement required by Section 906 has been provided to HEI, Inc. and will be retained by HEI, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.